UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 2, 2017 (November 1, 2017)

HERTZ GLOBAL HOLDINGS, INC.
THE HERTZ CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	001-37665	61-1770902
DELAWARE	001-07541	13-1938568
(State of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

8501 Williams Road
Estero, Florida 33928
8501 Williams Road
Estero, Florida 33928
(Address of principal executive offices, including zip code)

(239) 301-7000
(239) 301-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE
On November 2, 2017, The Hertz Corporation (“THC”, and collectively referred to herein with Hertz Global Holdings, Inc. as “Hertz” or the “Company”): (i) entered into an agreement amending certain terms of the Senior Facilities (as defined below) and exercised its right to reduce the amount of available commitments under the Senior RCF (as defined below) by $383 million, (ii) entered into a standalone $400 million Letter of Credit Facility (as defined below) with availability thereunder limited to an amount equal to the amount of commitments terminated under the Senior RCF and corresponding letters of credit terminated, cancelled or expired under the Senior RCF and re-issued under the Letter of Credit Facility, (iii) extended the maturities of approximately $5.3 billion in aggregate principal amount of its and its subsidiaries’ vehicle-related debt to March 2020, and (iv) provided an irrevocable notice to the Trustee (as defined below) of its election to redeem in full the $450 million in aggregate principal amount of outstanding 2019 Notes (as defined below), which represents all of the outstanding 2019 Notes, all as described in more detail below. Following THC’s reduction of commitments under the Senior RCF by $383 million and funding the approximately $450 million full redemption of the 2019 Notes, and as more fully described below, the Company has now utilized all of the net proceeds from the offering of THC’s Senior Second Priority Secured Notes (defined below) to refinance, repay, or redeem corporate debt.
ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
NON-VEHICLE DEBT
Senior Facilities
Senior Revolving Credit Facility and Senior Term Loan
On November 2, 2017, THC entered into an amendment agreement pursuant to which certain terms of the credit agreement governing THC’s senior secured revolving credit facility (the “Senior RCF”) and senior secured term facility (the “Senior Term Loan” and, together with the Senior RCF, the “Senior Facilities”) were amended with the consent of the required lenders under such credit agreement. The amendment, among other things, (i) provides that THC may enter into the Letter of Credit Facility, (ii) provides that THC shall not make certain dividends and certain restricted payments until a leverage ratio test is satisfied, (iii) amends a covenant to restrict the incurrence of certain corporate indebtedness and to permit the incurrence of additional junior indebtedness to the extent the amount outstanding under the Senior Facilities is less than $2.4 billion, (iv) amends the amortization of the Senior Term Loan such that it will amortize, payable in equal quarterly installments, in annual amounts equal to 2% per annum of the original principal amount of the term loans until the maturity date, and (v) amends certain definitions relating to the foregoing.
In addition, on November 2, 2017, THC exercised its right to permanently reduce the amount of available commitments under the Senior RCF by $383 million, such that after giving effect to such reduction the Senior RCF consists of a $1.167 billion senior secured revolving credit facility.

Letter of Credit Facility

Overview

On November 2, 2017, THC, as the applicant, entered into a credit agreement with Barclays Bank PLC, as administrative agent and collateral agent, Credit Agricole Corporate and Investment Bank, as syndication agent, Bank of Montreal, BNP Paribas, Citibank, N.A., Goldman Sachs Bank USA and Royal Bank of Canada, as co-documentation agents, and the banks and other financial institutions party thereto from time to time, with respect to a new standalone letter of credit facility (the “Letter of Credit Facility”). At THC’s option and subject to certain conditions, THC may request the issuing banks party to the Letter of Credit Facility to issue letters of credit for itself and on behalf of certain of THC’s domestic subsidiaries. The Letter of Credit Facility consists of a $400 million letter of credit facility available for letters of credit issued, or relating to liabilities or obligations incurred, in the ordinary course of business. Availability under the Letter of Credit Facility will be limited to an amount equal to the amount of commitments terminated under the Senior RCF and corresponding letters of credit terminated, cancelled or expired under the Senior RCF and re-issued under the Letter of Credit Facility. As of November 2, 2017, there was zero availability under the Letter of Credit Facility and no letters of credit were issued thereunder on such date.

Maturity

The Letter of Credit Facility will mature on June 30, 2021.

Guarantees; Collateral/Security

THC’s obligations under the Letter of Credit Facility are guaranteed by its direct parent and each of its domestic subsidiaries, with certain exceptions, including special purpose securitization subsidiaries and captive insurance subsidiaries. In addition, the Letter of Credit Facility and the guarantees thereunder are secured on a pari passu basis by security interests in the same collateral that secures the Senior Facilities, including security interests in certain material assets of THC and the guarantors, including U.S. intellectual property, pledges of all the capital stock of all the material domestic subsidiaries of THC and the guarantors and up to 65% of the capital stock of each of their direct foreign subsidiaries, material domestic owned real property, receivables relating to rental of vehicles by the rental car business to customers and certain other assets and/or related rights, subject to certain exceptions, including assets securing certain fleet financings. Also, subject to certain limitations and conditions, the Letter of Credit Facility permits the incurrence of future secured debt on a basis either pari passu with or subordinated to the liens securing the Letter of Credit Facility.

Interest

The interest rates applicable to the letters of credit under the Letter of Credit Facility are based on a floating rate that varies depending on THC’s consolidated total leverage ratio and corporate ratings.

Covenants

The Letter of Credit Facility is subject to a number of covenants that, among other things, limit or restrict the ability of THC and the guarantors to dispose of assets, incur additional indebtedness, prepay subordinated indebtedness, make dividends, investments and other restricted payments, create liens, engage in mergers (in the case of THC and the subsidiary guarantors), engage in certain transactions with affiliates, and enter into certain restrictive agreements limiting the ability to pledge assets.

The foregoing descriptions of the Senior Facilities, the Letter of Credit Facility, and the guarantee and collateral/security agreements thereunder are qualified in their entirety by reference to the complete terms and conditions of the Senior Facilities, the Letter of Credit Facility and the guarantee and collateral/security agreements. A copy of the Third Amendment to the Senior RCF is attached as Exhibit 10.1 to this Current Report on Form 8-K and copies of the agreements relating to the Letter of Credit Facility will be filed with the Company’s quarterly report on Form 10-Q for the period ending September 30, 2017.
VEHICLE DEBT
HVF II U.S. Vehicle Variable Funding Notes
On November 2, 2017, Hertz Vehicle Financing II LP (“HVF II”), a bankruptcy remote, indirect, wholly-owned, special purpose subsidiary of Hertz, entered into various amendment agreements pursuant to which certain terms of HVF II’s Series 2013-A Variable Funding Rental Car Asset Backed Notes (the “HVF II Series 2013-A Notes”) and HVF II’s Series 2013-B Variable Funding Rental Car Asset Backed Notes (the “HVF II Series 2013-B Notes” and, together with the HVF II Series 2013-A Notes, the “HVF II U.S. Vehicle Variable Funding Notes”) were amended. The amendments, among other things, extended the maturities of $3.415 billion aggregate maximum principal amount available under the HVF II U.S. Vehicle Variable Funding Notes from January 2019 to March 2020.
The foregoing descriptions of the HVF II U.S. Vehicle Variable Funding Notes and the amendments thereto are qualified in their entirety by reference to the complete terms and conditions of the documents relating to the HVF II U.S. Vehicle Variable Funding Notes, copies of which will be filed with the Company’s quarterly report on Form 10-Q for the period ending September 30, 2017.
ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT
The information set forth in Item 1.01 is incorporated by reference into this Item 2.03.

ITEM 8.01 OTHER EVENTS.
NON-VEHICLE DEBT
Senior Notes
On November 2, 2017, THC provided a notice (a “Notice of Redemption”) to Wells Fargo Bank, National Association, as trustee (the “Trustee”), of its election to redeem in full its outstanding $450 million in aggregate principal amount of outstanding 6.75% Senior Notes due 2019 (the “2019 Notes”), pursuant to the Indenture, dated as of February 8, 2011, as supplemented (the “2019 Indenture”), among THC, the guarantors from time to time party thereto, and the Trustee. The Notice of Redemption will be sent by the Trustee to the registered holders of the 2019 Notes in accordance with the requirements of the 2019 Indenture on November 3, 2017.
The redemption of the 2019 Notes is not subject to the satisfaction of any conditions precedent. The redemption date is December 3, 2017 (the “Redemption Date”). The redemption price for the 2019 Notes will be equal to 100.0% of the principal amount of the 2019 Notes, plus accrued but unpaid interest thereon to the Redemption Date. On November 2, 2017, THC deposited funds with the Trustee to effect such redemption on the Redemption Date.
The above description of the Notice of Redemption is not complete and is qualified in its entirety by reference to the complete terms and conditions of the Notice of Redemption, a copy of which is attached as Exhibit 10.2 to this Current Report on Form 8-K. This report does not constitute a notice of redemption under the 2019 Indenture, nor an offer to tender for, or purchase, any 2019 Notes or any other security.
NON-VEHICLE DEBT
Senior Second Priority Secured Notes
Hertz has utilized all of the remaining net proceeds from the recent issuance of THC’s 7.625% Senior Second Priority Secured Notes due 2022 (the “Senior Second Priority Secured Notes”) to refinance, repay, or redeem certain of its indebtedness as follows:

1.
On November 2, 2017, THC exercised its right to reduce the amount of available commitments under the Senior RCF by $383 million, such that after giving effect to such reduction the Senior RCF consists of a $1.167 billion senior secured revolving credit facility; and

2.	THC has funded approximately $450 million of such remaining proceeds to pay principal and applicable accrued interest in connection with the redemption of all of its outstanding 2019 Notes.
VEHICLE DEBT
European Revolving Credit Facility

On November 2, 2017, Hertz Holdings Netherland B.V. ("HHN BV"), an indirect wholly-owned subsidiary of Hertz, amended the European Revolving Credit Facility to extend the maturity of €153 million aggregate maximum borrowings available under the European Revolving Credit Facility from January 2019 to March 2020. An additional €82 million aggregate maximum borrowings available under the European Revolving Credit Facility, which are not subject to the maturity extension described above, will mature in January 2019.

HFLF Variable Funding Notes

On November 2, 2017, Hertz Fleet Lease Funding LP, a bankruptcy remote, indirect, wholly-owned, special purpose subsidiary of Hertz, amended the HFLF Series 2013-2 Notes to extend the end of the revolving period of $500 million aggregate maximum borrowings available under the HFLF Series 2013-2 Notes from September 2018 to March 2020.

Canadian Securitization

On November 2, 2017, TCL Funding Limited Partnership (“Funding LP”), a bankruptcy remote, indirect, wholly-owned, special purpose subsidiary of Hertz, amended the Canadian Securitization to extend the maturity of CAD$350 million aggregate maximum borrowings available under the Canadian Securitization from January 2019 to March 2020.

Capitalized Leases - UK Leveraged Financing

On November 2, 2017, the U.K. Leveraged Financing was amended to extend the maturity of £213 million aggregate maximum borrowings available under the U.K. Leveraged Financing from January 2019 to March 2020. An additional £37 million aggregate maximum borrowings available under the U.K. Leveraged Financing, which are not subject to the maturity extension described above, will mature in January 2019.

European Securitization

On November 2, 2017, the European Securitization was amended to extend the maturity of €345 million aggregate maximum borrowings available under the European Securitization from October 2018 to March 2020. An additional €115 million aggregate maximum borrowings available under the European Securitization, which are not subject to the maturity extension described above, will mature in October 2018.

Australian Securitization

On November 2, 2017, HA Fleet Pty, Limited, an indirect, wholly-owned, special purpose subsidiary of Hertz, amended the Australian Securitization to extend the maturity of AUD$250 million aggregate maximum borrowings available under the Australian Securitization from July 2018 to March 2020.
New Zealand Revolving Credit Facility
On November 1, 2017, Hertz New Zealand Holdings Limited, an indirect wholly-owned subsidiary of Hertz, amended the New Zealand Revolving Credit Facility to extend the maturity of NZD$60 million from September 2018 to March 2020.
Each of Hertz Global Holdings, Inc. (“HGH”) and THC is filing as Exhibit 99.1 hereto a press release issued on November 2, 2017 by HGH, announcing the transactions described above. The contents of such press release are incorporated by reference in this Item 8.01.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

Exhibit No.	Description
10.1
Third Amendment, dated as of November 2, 2017, to the Credit Agreement, dated as of June 30, 2016, among The Hertz Corporation, the subsidiary borrowers from time to time party thereto, the several banks and other financial institutions from time to time party thereto and Barclays Bank PLC, as administrative agent and collateral agent.

10.2	Notice of Redemption, dated November 2, 2017, for $450 million in aggregate principal amount of The Hertz Corporation’s 6.75% Senior Notes due 2019.

99.1
Press Release of HGH announcing the extension of global vehicle financing facilities, unconditional redemption of 6.75% Senior Notes due 2019, amendment of senior facilities and execution of new standalone letter of credit facility, dated November 2, 2017.

 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERTZ GLOBAL HOLDINGS, INC. THE HERTZ CORPORATION
(each, a Registrant)

By:	/s/ Thomas C. Kennedy
Name:	Thomas C. Kennedy
Title:	Senior Executive Vice President and Chief Financial Officer
Date:  November 2, 2017